UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2005

TARPON COAST BANCORP, INC.

(Exact name of registrant as specified in charter)

Florida	N/A	65-0772718

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1490 Tamiami Trail, Port Charlotte, Florida	33948

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 629-8111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01Financial Statements and Exhibits
SIGNATURE
Ex-99.1 Agreement & Plan of Merger
Ex-99.2 February 24, 2005 Press Release
Ex-99.3 Board Resolutions

Item 1.01 Entry into a Material Definitive Agreement.

      On February 23, 2005, the Company entered into an Agreement and Plan of Merger (“Agreement”) with First Busey Corporation (“FBC”) and FBC Acquisition III Corp.(a wholly owned subsidiary of FBC), which provides for the acquisition of the Company by FBC. Under the terms of the Agreement, shares of Company common stock will be converted into shares of FBC common stock and cash, subject to the stock and cash parameters and proration provisions of the Agreement. The closing of the acquisition is subject to a number of conditions, including receipt of prior approval from the bank regulatory agencies and approval of the Agreement by the shareholders of the Company. A copy of the Agreement is filed with this form as an exhibit.

      Also on February 23, 2005, the Company amended its 1997 Incentive Stock Option Plan to provide for the acceleration of non-vested options upon a merger or consolidation of the Company with another corporation (when the Company is not the surviving corporation) and in certain other special corporate transactions, and also for the holders of all outstanding options to receive in those cases the consideration that the acquiring entity is otherwise exchanging or providing for shares of Company common stock as if such holders had already been issued the shares underlying the options, or in lieu thereof, cash (less the exercise price payable upon the exercise of the options).

      Attached as an exhibit to this form is a press release dated February 24, 2005 relating to the announcement of the agreement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

      On February 23, 2005, the Company amended its bylaws to provide that the annual meeting of its shareholders shall be held no later than 18 months after the last preceding annual meeting of shareholders. A copy of the text of the amended section of the bylaws is filed with this form as an exhibit.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. None

(b)	Proforma financial Information. None.

(c)	Exhibits.

Exhibit 1 — Agreement and Plan of Merger by and among First Busey Corporation, FBC Acquisition III Corp., and Tarpon Coast Bancorp, Inc., dated as of February 23, 2005.

Exhibit 2 — Press Release dated February 24, 2005

Exhibit 3 — Resolutions adopted by the Board of Directors of the Company amending Section 1 of the bylaws

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARPON COAST BANCORP, INC.
By:	/s/ Lewis S. Albert
Lewis S. Albert
Chairman and Chief Executive Officer

Date: February 24, 2005